EXHIBIT 10.16
                                AMENDMENT NO. 11
                                       TO
                              TRANSACTION AGREEMENT

         This Amendment No. 11 ("AMENDMENT") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No.3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999, by Amendment No. 5 dated as of June 30, 1999, by Amendment No. 6 dated as of November 18, 1999, by Amendment No. 7 dated as of August 1, 2000, by Amendment No 8 dated as of December 20, 2000, by Amendment No. 9 dated as of March 13, 2001, and by Amendment No.10 dated as of November 9, 2001 (as so amended, the "ORIGINAL AGREEMENT"), is made as of December 19, 2001, among Choice One Communications Inc. (the "CORPORATION") and the persons listed on the signature pages hereto.

         WHEREAS, the Corporation, certain of its subsidiaries and FairPoint Communications Solutions, Corp. ("FairPoint"), have entered into a Network Transition Agreement, dated as of November 7, 2001 (the "NTA");

         WHEREAS, the NTA contemplates that the Original Agreement will be amended to provide for a Board seat for a designee of FairPoint on the terms specified below; and

         WHEREAS, the parties desire to amend the Original Agreement to provide for certain governance arrangements to be effective upon closing of the transactions contemplated by the NTA;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to Section 5.03. Section 5.03(b) of the Original Agreement is hereby amended by (a) deleting "and" after the semicolon at the end of clause (iv), (b) inserting "; and" at the end of clause (v) before the period, and (c) inserting thereafter the following new clause (vi):

         "(vi) the Chief Executive Officer of FairPoint Communications Solutions Corp. (or other designee of FairPoint Communications Solutions Corp. approved by the Board of Directors, which approval shall not be unreasonably withheld) shall be designated as a director until the first date on which FairPoint Communications Solutions Corp. no longer beneficially owns at least 2,500,000 (which number shall be appropriately adjusted to take into account stock splits, stock combinations, stock dividends or other similar transactions) shares of Common Stock."

         SECTION 2. Amendment to Section 9.04. Section 9.04 is hereby amended by adding to the end thereof a new sentence which reads: "Notwithstanding anything contained herein, FairPoint Communications Solutions Corp. shall be deemed an intended third party beneficiary for the purposes of Section 5.03(b)(vi) hereof entitled to enforce the rights granted to it thereunder and any amendment to
Section 5.03(b)(vi) which adversely affects FairPoint Communications Solutions Corp. shall also require the prior written consent of FairPoint Communications Solutions Corp. even though it is not a party to this Agreement."

         SECTION 3. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

         SECTION 4 Effectiveness; Effect of Amendment; Governing Law. The amendments to Sections 5.03(b) and 9.04 effected by Sections 1 and 2 hereof shall not become effective until closing of the transactions contemplated by the NTA. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



CHOICE ONE COMMUNICATIONS INC.


By: /s/ Steve M. Dubnik
-----------------------------------------------
Steve M. Dubnik
Chairman and Chief Executive Officer


MANAGEMENT MEMBERS


/s/ Steve M. Dubnik
-----------------------------------------------
Steve M. Dubnik, as a Management
Member and as Chief Executive Officer of Choice One
Communications Inc.


/s/ Mae H. Squier-Dow
-----------------------------------------------
Mae H. Squier-Dow


/s/ Kevin S. Dickens
-----------------------------------------------
Kevin S. Dickens


/s/ Philip H. Yawman
-----------------------------------------------
Philip H. Yawman


/s/ Ajay Sabherwal
-----------------------------------------------
Ajay Sabherwal





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INVESTOR MEMBERS

MORGAN STANLEY CAPITAL PARTNERS III, L.P.

By MSCP III, LLC, its general partner
By Morgan Stanley Capital Partners III, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director


MSCP III 892 INVESTORS, L.P.

By MSCP III, LLC, its general partner
By Morgan Stanley Capital Partners III, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director


MORGAN STANLEY CAPITAL INVESTORS, L.P.

By MSCP III, LLC, its general partner
By Morgan Stanley Capital Partners III, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.
By MSDW Capital Partners IV, LLC, its
general partner
By MSDW Capital Partners IV, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director


MSDW IV 892 INVESTORS, L.P.
By MSDW Capital Partners IV, LLC, its general partner
By MSDW Capital Partners IV, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director


MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV, L.P.
By MSDW Capital Partners IV LLC, its
general partner
By MSDW Capital Partners IV, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

FLEET VENTURE RESOURCES, INC.

By:   /s/ Robert M. Van Degna
-----------------------------
Robert M. Van Degna
Under Power of Attorney Dated 8/4/00


FLEET EQUITY PARTNERS VI, L.P.

By: Silverado IV Corp., its General Partner

By:   /s/ Robert M. Van Degna
-------------------------
Robert M. Van Degna
Chairman & CEO


CHISHOLM PARTNERS III, L.P.

By: Silverado III, L.P., its General Partner
By: Silverado III Corp., its General Partner

By:   /s/ Robert M. Van Degna
-------------------------
Robert M. Van Degna
Chairman & CEO


KENNEDY PLAZA PARTNERS

By:   /s/ Robert M. Van Degna
-------------------------
Robert M. Van Degna
Managing General Partner

WALLER-SUTTON MEDIA PARTNERS, L.P.


By Waller Sutton Media, L.L.C. its general partner

By /s/ Bruce Hernandez
-------------------------
Bruce Hernandez
Chief Executive Officer